UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2007

(Date of Report: Date of earliest event reported)

Winning Edge International, Inc.

(Exact name of registrant as specified in its charter)

                                                                                                                                                     Delaware                               000-24520                                 04-3021770

                                                                                                                                    (State or other jurisdiction      (Commission File Number)          (IRS Employer ID No.)

                                                                                                                                               of incorporation)

5092 South Jones Boulevard, Las Vegas, Nevada 89118

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 967-6000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 7.01.  Regulation FD Disclosure

On May 24, 2007, Winning Edge International, Inc. issued a press release stating it has received a letter of intent from Betbrokers, PLC for the purchase of all of Winning Edge’s assets.  A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits

The following exhibit is not to be considered “filed” under the Securities Act of 1934, as amended and shall not be incorporated by reference into any of Winning Edge International, Inc.’s other filings with the Securities and Exchange Commission.

(d) Exhibits.

Exhibit 99.1

Press Release dated May 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                                                                                                                                                                                                          WINNING EDGE INTERNATIONAL, INC.

                                                                                                                                                                                                                                                                                                       By:_______________/s/______________

Date: May 24, 2007

                                                                                                                                                                                                                  Jeff Johnson, Chief Financial  Officer